Huffy Corporation Consolidated
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
Case No: 04-39148

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	14,446	150,419
Total Cost of Sales	12,520	128,982
Adjusted Gross Profit	1,926	21,437
% Net Sales	13.3%	14.3%
Operating Expenses;
Total Selling Expenses	1,270	9,883
% Net Sales	8.8%	6.6%
Other Product Line Expenses	584	5,348
% Net Sales	4.0%	3.6%
Corporate Expenses, Net	771	7,941
Total Operating Expenses	2,625	23,172
% Net Sales	18.2%	15.4%
Operating Income	(699)	(1,735)
% Net Sales	-4.8%	-1.2%
Other (Income)/Expense	(42)	(393)
EBIT Excl. Restructuring	(657)	(1,342)
% Net Sales	-4.5%	-0.9%
Restructuring & Other Expense	1,452	19,193	A
Interest Expense	253	4,430
Pre-Tax Income From Contin. Ops	(2,362)	(24,965)
Loss/(Gain) on Discontinued OPS	(156)	2,057
Pre-Tax	(2,206)	(27,022)
Provision for Taxes	(840)	(2,577)
Net Earnings	(1,366)	(24,445)

A- REFLECTS WRITE DOWN OF INTANGIBLE ASSETS
FOR YEAR-END 2004 OF $9.9 MILLION

Huffy Corporation Consolidated	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$714	$622	$2,638
Net Receivables	$19,885	$21,300	$33,453
Net Inventory	$41,069	$35,090	$21,730
Total Prepaids	$5,600	$5,530	$8,497
Net PP & E	$1,408	$1,456	$3,943
Goodwill-net of Amortization	$21,485	$21,485	$21,485
Other Assets	$11,184	$11,126	$28,258	A
Total Assets	$101,345	$96,609	$120,004
Liabilities & Equity
Post Petition Liabilities
Accounts Payable	$30,356	$26,341	$0
Accrued Liabilities	$1,418	$2,311	$6,746
Wages & Salaries/Commissions	$320	$526	$0
Total Post Petition Liabilities	$32,094	$29,178	$6,746
Bank Debt	$19,931	$16,387	$31,342
Prepetition Liabilities
Accounts Payable	$64,278	$64,278	$66,858
Other Current Liabilities	$1,634	$1,742	$832
Accrued Liabilities	$13,826	$14,039	$16,673
Mortgage/Notes & Capital Leases	$706	$722	$661
Salaried Pension	$26,709	$26,494	$24,176
Long Term Liabilities	$16,738	$16,974	$22,842
Intercompany Accounts	$0	$0	$0
Liabilities Subject to Compromise	$123,891	$124,249	$132,042
Total Liabilities	$175,916	$169,814	$170,130
Shareholder's Equity
Owners Capital	$35,907	$35,907	$35,907
Pre Petition Retained Earnings	($86,033)	($86,033)	($86,033)
Post Petition Retained Earnings	($24,445)	($23,079)	$0
Total Shareholder's Equity	($74,571)	($73,205)	($50,126)
Total Liabilities & Equity	$101,345	$96,609	$120,004
Variance	$0	$0	$0
A- REFLECTS WRITE DOWN OF INTANGIBLE ASSETS
FOR YEAR-END 2004 OF $9.9 MILLION
				FORM 3

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39148
: Chapter 11
			:	Judge: Lawrence S. Walter
HUFFY CORPORATION
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	√	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
		Phone		FORM 1

Huffy Bike and Huffy Corporate
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
	Case No: 04-39148

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	12,094	127,042
Adjusted Gross Profit	1,464	15,094
% Net Sales	12.1%	11.9%
Total Selling Expenses	645	5,754
% Net Sales	5.3%	4.5%
Other Product Line Expenses	505	4,858
% Net Sales	4.2%	3.8%
Corporate Expenses, Net	771	7,941
Total Operating Expenses	1,921	18,553
% Net Sales	15.9%	14.6%
Operating Income	(457)	(3,459)
% Net Sales	-3.8%	-2.7%
Other (Income)/Expense	(9)	(426)
EBIT Excl. Restructuring	(448)	(3,033)
% Net Sales	-3.7%	-2.4%
Restructuring & Other Expense	1,452	9,303
Interest Expense	197	3,100
Pre-Tax Income From Contin. Ops	(2,097)	(15,436)
Loss/(Gain) on Discontinued OPS	(111)	(2,639)
Pre-Tax	(1,986)	(12,797)
Provision for Taxes	(757)	(8,269)
Net Earnings	(1,229)	(4,528)

FORM 2

Huffy Bike and Huffy Corporate	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$310	$277	$1,563

Net Receivables	$14,460	$14,426	$24,479

Net Inventory	$33,568	$27,587	$9,097

Total Prepaids	$5,027	$4,908	$8,180

Net PP & E	$1,317	$1,358	$3,028

Goodwill-net of Amortization	$5,620	$5,620	$5,620

Other Assets	$2,709	$2,651	$2,277

Total Assets	$63,011	$56,827	$54,244

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$26,652	$22,081	$0
Accrued Liabilities	$441	$1,190	$5,061
Wages & Salaries/Commissions	$177	$312	$0
Total Post Petition Liabilities	$27,270	$23,583	$5,061

Bank Debt	$12,981	$9,607	$17,931

Prepetition Liabilities
Accounts Payable	$52,836	$52,836	$55,477
Other Current Liabilities	$158	$266	$450
Accrued Liabilities	$13,045	$13,198	$15,454
Mortgage/Notes & Capital Leases	$114	$130	$139
Salaried Pension	$26,709	$26,494	$24,176
Long Term Liabilities	$16,738	$16,974	$22,842
Intercompany Accounts with Entities	($72,694)	($73,344)	($77,668)

Liabilities Subject to Compromise	$36,906	$36,554	$40,870

Total Liabilities	$77,157	$69,744	$63,862

Shareholder's Equity
Owners Capital	($4,789)	($4,789)	($4,789)
Pre Petition Retained Earnings	($4,829)	($4,829)	($4,829)
Post Petition Retained Earnings	($4,528)	($3,299)	$0
Total Shareholder's Equity	($14,146)	($12,917)	($9,618)

Total Liabilities & Equity	$63,011	$56,827	$54,244

Variance	$0	$0	$0

FORM 3

	HUFFY BIKES & CORPORATE
	SUMMARY OF OPERATIONS
	Period Ended: AUGUST 6, 2005
				Case No: 04-39148
	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60	TOTALS
Post Petition	26,651,993	-	-	26,651,993
Accounts Payable

Accounts Receivable	15,505,172	263,861	943,422	16,712,455

For all postpetiton accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization:

				FORM 4

CASE NAME:	Huffy

CASE NUMBER:	04-39148

MONTH & YEAR	July-05

TOTAL CASH FLOW	Beginning			Net Cash	Ending
Description	Balance	Receipts	Disbursements	Flow	Balance

Corporate Office	$129,540	$12,898,284	($12,982,572)	($84,288)	$45,252
Huffy Bicycle Company	$147,485	$30,167,236	($30,049,871)	$117,365	$264,850
Total Cash Flow	$277,025	$43,065,520	($43,032,443)	$33,077	$310,102

FORM 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

W. Anthony Huffman

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Nominating and Governance Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			$ 861.35
Life Insurance
Retirement			2,936.75
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)			73.75
Total Benefits			3,871.85

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$ 3,871.85

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Donald K. Miller

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as a Director of Huffy Corporation.

Serves on Audit Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 0.00

Dated:
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

James F. Robeson

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Audit Committee (Chairman) and Compensation Committee.

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 0.00

Dated:
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Thomas C. Sullivan

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Chairman of Huffy Corporation.

Serves on Compensation Committee (Chairman).

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 0.00

Dated:
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Joseph P. Viviano

Capacity:

                  Shareholder

                  Officer

        X        Director

                  Insider

Detailed Description of Duties:

Serves as Director of Huffy Corporation.

Serves on Compensation Committee and Nominating and Governance Committee (Chairman).

Current Compensation Paid:	Weekly	or	Monthly

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D)
Total Benefits

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
$ 0.00

Dated:
Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Nancy A. Michaud

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President - General Counsel

 and Secretary -

responsible for and manages all legal aspects of the Debtor’s business.  Serves as Corporate

Secretary.

Current Compensation Paid:	Weekly	or	Monthly
			$ 19,923.08

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			963.35
Life Insurance			6.00
Retirement
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)			1,408.29
Other Benefits (Dental, AD&D, LTD)			157.06
Total Benefits			3,334.70

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe) Financial Planning
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$ 23,257.78

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

John A. Muskovich

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Chief Executive Officer - responsible for overall

management and supervision, strategic planning and development of Debtor’s business.

Current Compensation Paid:	Weekly	or	Monthly
			$ 30,461.54

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			963.35
Life Insurance			6.00
Retirement
Company Vehicle			1,000.00
Entertainment
Travel (Reimbursed)			12,364.32
Other Benefits (Dental, AD&D, LTD)			201.13
Total Benefits			14,333.67

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe) Financial Planning
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$ 44,795.21

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Robert W. Lafferty

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President - Finance, Chief Financial Officer

and Treasurer - responsible for all finance and treasury functions of the Debtors’ business.

Current Compensation Paid:	Weekly	or	Monthly
			$ 23,230.78

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			963.35
Life Insurance			6.00
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)
Other Benefits (Dental, AD&D, LTD)			170.89
Total Benefits			1,940.24

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe) Executive Life
Other (Describe) Financial Planning
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$25,171.02

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending:  July 2005

Case No:  04-39148

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Attach additional pages if necessary.

Name:

Steven D. Lipton

Capacity:

                  Shareholder

        X        Officer

                  Director

                  Insider

Detailed Description of Duties:

Senior Vice President -  Controller  - responsible for all accounting functions of  the Debtors’ business.

Current Compensation Paid:	Weekly	or	Monthly
			$ 15,384.62

Current Benefits Paid:	Weekly	or	Monthly
Health Insurance			465.06
Life Insurance			48.00
Company Vehicle			800.00
Entertainment
Travel (Reimbursed)			327.92
Other Benefits (Dental, AD&D, LTD)			90.26
Total Benefits			1,731.24

Current Other Payment Paid:	Weekly	or	Monthly
Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

CURRENT TOTAL OF ALL PAYMENTS:	Weekly	or	Monthly
			$ 17,115.86

Dated:
	Principal, Officer, Director, or Insider

xviii.

FORM 6

 SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39148

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39149
: Chapter 11
			:	Judge: Lawrence S. Walter
HUFFY RISK MANAGEMENT
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President & Controller
Title

(937) 865-2829
		Phone		FORM 1

HUFFY RISK MANAGEMENT (HRMI)
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
Case No: 04-39149

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	968
Pre-Tax Income From Contin. Ops	-	(968)
Loss/(Gain) on Discontinued OPS	-	236
Pre-Tax	-	(1,204)
Provision for Taxes	0	0
Net Earnings	-	(1,204)

FORM 2

HUFFY RISK MANAGEMENT (HRMI)	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$0	$0	$0

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$1,740	$1,740	$675
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Huffy	($993)	($993)	($1,132)

Liabilities Subject to Compromise	$747	$747	($457)

Total Liabilities	$747	$747	($457)

Shareholder's Equity
Owners Capital	$180	$180	$180
Pre Petition Retained Earnings	$277	$277	$277
Post Petition Retained Earnings	($1,204)	($1,204)	$0
Total Shareholder's Equity	($747)	($747)	$457

Total Liabilities & Equity	$0	$0	$0

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39149

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39150
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-OHIO, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
		Phone		FORM 1

HUFCO-OHIO, INC.

TAXES

As of February 26, 2005 all state tax returns for CRS for 2002 and 2003 have been filed.  Extensions are in the process of being requested for the 2004 returns and the returns will be filed by those dates.

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39150

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39151
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HCAC, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President & Controller
Title

(937) 865-2829
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39151

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39152
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-DELAWARE COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39152

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39153
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39153

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39154
: Chapter 11
			:	Judge: Lawrence S. Walter
:
AMERICAN SPORTS DESIGN COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

AMERICAN SPORTS DESIGN
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
	Case No: 04-39154

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	125
Adjusted Gross Profit	-	125
% Net Sales	#DIV/0!	100.0%
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	0.0%
Other Product Line Expenses	-	44
% Net Sales	#DIV/0!	35.2%
Corporate Expenses, Net	-	-
Total Operating Expenses	-	44
% Net Sales	#DIV/0!	35.2%
Operating Income	-	81
% Net Sales	#DIV/0!	64.8%
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	81
% Net Sales	#DIV/0!	64.8%
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	81
Loss/(Gain) on Discontinued OPS	-	-
Pre-Tax	-	81
Provision for Taxes	0	(7)
Net Earnings	-	88

FORM 2

AMERICAN SPORTS DESIGN	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$150	$150	$91

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$824	$824	$824

Other Assets	$0	$0	$0

Total Assets	$974	$974	$915

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	($7)	($7)	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	($7)	($7)	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$3,709	$3,709	$3,731

Liabilities Subject to Compromise	$3,709	$3,709	$3,731

Total Liabilities	$3,702	$3,702	$3,731

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($2,816)	($2,816)	($2,816)
Post Petition Retained Earnings	$88	$88	$0
Total Shareholder's Equity	($2,728)	($2,728)	($2,816)

Total Liabilities & Equity	$974	$974	$915

Variance	$0	$0	$0

FORM 3

		AMERICAN SPORTS DESIGN
		SUMMARY OF OPERATIONS
		Period Ended: AUGUST 6, 2005		Case No: 04-39154

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition	-	-	-	-
Accounts Payable

Accounts Receivable	-	-	150,000	150,000

For all postpetiton accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization:

				FORM 4

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39154

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39155
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS WASHINGTON, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

HUFFY SPORTS WASHINGTON
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
	Case No: 04-39155

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	1	2
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	1	2
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	(1)	(2)
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	(1)	(2)
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	(1)	(2)
Loss/(Gain) on Discontinued OPS	-	1,325
Pre-Tax	(1)	(1,327)
Provision for Taxes	$0	1,480
Net Earnings	(1)	(2,807)

FORM 2

HUFFY SPORTS WASHINGTON	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$92

Net PP & E	$18	$19	$596

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$1,480

Total Assets	$18	$19	$2,168

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$438	$438	$914
Other Current Liabilities	$20	$20	$20
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$7,031	$7,031	$5,898

Liabilities Subject to Compromise	$7,489	$7,489	$6,832

Total Liabilities	$7,489	$7,489	$6,832

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($4,664)	($4,664)	($4,664)
Post Petition Retained Earnings	($2,807)	($2,806)	$0
Total Shareholder's Equity	($7,471)	($7,470)	($4,664)

Total Liabilities & Equity	$18	$19	$2,168

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39155

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39156
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-GEORGIA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39156

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39157
: Chapter 11
			:	Judge: Lawrence S. Walter
:
LAMAR SNOWBOARDS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

LAMAR SNOWBOARDS
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
Case No: 04-39157

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	-
Pre-Tax	-	-
Provision for Taxes	0	349
Net Earnings	-	(349)

FORM 2

LAMAR SNOWBOARDS	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$349

Total Assets	$0	$0	$349

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$349	$349	$349

Liabilities Subject to Compromise	$349	$349	$349

Total Liabilities	$349	$349	$349

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$0	$0	$0
Post Petition Retained Earnings	($349)	($349)	$0
Total Shareholder's Equity	($349)	($349)	$0

Total Liabilities & Equity	$0	$0	$349

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39157

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39158
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-NEW BRUNSWICK, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39158

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39159
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFCO-GEORGIA II, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39159

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39160
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS OUTLET, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

HUFFY SPORTS OUTLET	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$0	$0	$0

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Liabilities	($32)	($32)	($32)

Liabilities Subject to Compromise	($32)	($32)	($32)

Total Liabilities	($32)	($32)	($32)

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$32	$32	$32
Post Petition Retained Earnings	$0	$0	$0
Total Shareholder's Equity	$32	$32	$32

Total Liabilities & Equity	$0	$0	$0

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39160

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39161
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS DELAWARE, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

HUFFY SPORTS DELAWARE
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
Case No: 04-39161

($000)	Totals	Totals
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	-	-
Loss/(Gain) on Discontinued OPS	-	77
Pre-Tax	-	(77)
Provision for Taxes	0	0
Net Earnings	-	(77)

FORM 2

HUFFY SPORTS DELAWARE	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$305	$305	$305

Other Assets	$0	$0	$0

Total Assets	$305	$305	$305

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$21	$21	$21
Other Current Liabilities	$36	$36	$36
Accrued Liabilities	$129	$129	$146
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	($38,133)	($38,133)	($38,227)

Liabilities Subject to Compromise	($37,947)	($37,947)	($38,024)

Total Liabilities	($37,947)	($37,947)	($38,024)

Shareholder's Equity
Owners Capital	$40,516	$40,516	$40,516
Pre Petition Retained Earnings	($2,187)	($2,187)	($2,187)
Post Petition Retained Earnings	($77)	($77)	$0
Total Shareholder's Equity	$38,252	$38,252	$38,329

Total Liabilities & Equity	$305	$305	$305

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39161

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39162
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUFFY SPORTS CANADA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	√	Summary of Operations	(Form 4)
	√	Monthly Cash Statement	(Form 5)
	√	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES	NO √

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

HUFFY SPORTS CANADA, INC.

TAXES

While we do not believe that any taxes are due, we have not filed our 2003 Canadian Income Tax Return due to the pending restatement of our 2003 financial statements.  We have engaged Ernst and Young Canada to complete and file the return on our behalf.  We do not believe that we will incur any penalties in excess of $1000.

HUFFY SPORTS CANADA
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
	Case No: 04-39162

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	2,261	22,036
Adjusted Gross Profit	371	5,002
% Net Sales	16.4%	22.7%
Total Selling Expenses	625	4,129
% Net Sales	27.6%	18.7%
Other Product Line Expenses	72	248
% Net Sales	3.2%	1.1%
Corporate Expenses, Net	-	-
Total Operating Expenses	697	4,377
% Net Sales	30.8%	19.9%
Operating Income	(326)	625
% Net Sales	-14.4%	2.8%
Other (Income)/Expense	(33)	33
EBIT Excl. Restructuring	(293)	592
% Net Sales	-13.0%	2.7%
Restructuring & Other Expense	-	-
Interest Expense	56	292
Pre-Tax Income From Contin. Ops	(349)	300
Loss/(Gain) on Discontinued OPS	(45)	2,337
Pre-Tax	(304)	(2,037)
Provision for Taxes	(116)	801
Net Earnings	(188)	(2,838)

FORM 2

HUFFY SPORTS CANADA	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$404	$345	$1,075

Net Receivables	$5,275	$6,724	$8,883

Net Inventory	$7,501	$7,503	$12,633

Total Prepaids	$573	$622	$225

Net PP & E	$0	$0	$89

Goodwill-net of Amortization	$14,736	$14,736	$14,736

Other Assets	$0	$0	$459

Total Assets	$28,489	$29,930	$38,100

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$3,704	$4,260	$0
Accrued Liabilities	$794	$971	$1,685
Wages & Salaries/Commissions	$143	$214	$0
Total Post Petition Liabilities	$4,641	$5,445	$1,685

Bank Debt	$6,950	$6,780	$13,411

Prepetition Liabilities
Accounts Payable	$10,983	$10,983	$10,446
Other Current Liabilities	($323)	($323)	($349)
Accrued Liabilities	$652	$712	$1,073
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Liabilities	$80,654	$81,213	$84,064

Liabilities Subject to Compromise	$91,966	$92,585	$95,234

Total Liabilities	$103,557	$104,810	$110,330

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($72,230)	($72,230)	($72,230)
Post Petition Retained Earnings	($2,838)	($2,650)	$0
Total Shareholder's Equity	($75,068)	($74,880)	($72,230)

Total Liabilities & Equity	$28,489	$29,930	$38,100

Variance	$0	$0	$0

FORM 3

		HUFFY SPORTS CANADA
		SUMMARY OF OPERATIONS
		Period Ended: AUGUST 6, 2005		Case No: 04-39162

	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition	3,704,485	-	-	3,704,485
Accounts Payable

Accounts Receivable	6,988,471	255,149	700	7,244,320

For all postpetiton accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization:

				FORM 4

CASE NAME:	Huffy Sports Canada

CASE NUMBER:	04-39162

MONTH & YEAR	July-05

TOTAL CASH FLOW	Beginning			Net Cash	Ending
Description	Balance	Receipts	Disbursements	Flow	Balance

Huffy Sports Canada	$345,170	$7,016,036	($6,957,503)	$58,533	$403,703
Total Cash Flow	$345,170	$7,016,036	($6,957,503)	$58,533	$403,703

FORM 5

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39162

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39163
: Chapter 11
			:	Judge: Lawrence S. Walter
LEHIGH AVENUE PROPERTY HOLDINGS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39163

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39164
: Chapter 11
			:	Judge: Lawrence S. Walter
:
FIRST TEAM SPORTS, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

FIRST TEAM SPORTS
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
Case No: 04-39164

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	-	-
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	70
Pre-Tax Income From Contin. Ops	-	(70)
Loss/(Gain) on Discontinued OPS	-	(108)
Pre-Tax	-	38
Provision for Taxes	0	3,505
Net Earnings	-	(3,467)

FORM 2

FIRST TEAM SPORTS	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$3,466

Total Assets	$0	$0	$3,466

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Wages & Salaries/Comissions	$0	$0	$0
Total Post Petition Liabilities	$0	$0	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$592	$592	$522
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$2,367	$2,367	$2,436

Liabilities Subject to Compromise	$2,959	$2,959	$2,958

Total Liabilities	$2,959	$2,959	$2,958

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$508	$508	$508
Post Petition Retained Earnings	($3,467)	($3,467)	$0
Total Shareholder's Equity	($2,959)	($2,959)	$508

Total Liabilities & Equity	$0	$0	$3,466

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39164

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39165
: Chapter 11
			:	Judge: Lawrence S. Walter
:
TOMMY ARMOUR GOLF COMPANY
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

TOMMY ARMOUR GOLF
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
	Case No: 04-39165

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	-	-
Adjusted Gross Profit	-	-
% Net Sales	#DIV/0!	#DIV/0!
Total Selling Expenses	-	-
% Net Sales	#DIV/0!	#DIV/0!
Other Product Line Expenses	6	6
% Net Sales	#DIV/0!	#DIV/0!
Corporate Expenses, Net	-	-
Total Operating Expenses	6	6
% Net Sales	#DIV/0!	#DIV/0!
Operating Income	(6)	(6)
% Net Sales	#DIV/0!	#DIV/0!
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	(6)	(6)
% Net Sales	#DIV/0!	#DIV/0!
Restructuring & Other Expense	-	-
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	(6)	(6)
Loss/(Gain) on Discontinued OPS	-	151
Pre-Tax	(6)	(157)
Provision for Taxes	($2)	($15)
Net Earnings	(4)	(142)

FORM 2

TOMMY ARMOUR GOLF	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$73	$79	$230

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$0	$0	$0

Total Assets	$73	$79	$230

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	($15)	($13)	$0
Wages and Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	($15)	($13)	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$0	$0	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$354	$354	$354

Liabilities Subject to Compromise	$354	$354	$354

Total Liabilities	$339	$341	$354

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	($124)	($124)	($124)
Post Petition Retained Earnings	($142)	($138)	$0
Total Shareholder's Equity	($266)	($262)	($124)

Total Liabilities & Equity	$73	$79	$230

Variance	$0	$0	$0

FORM 3

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39165

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39166
: Chapter 11
			:	Judge: Lawrence S. Walter
:
HUF CANADA, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	√	Operating Statement	(Form 2)
	√	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

HUFFY CANADA
OPERATING STATEMENT
PERIOD ENDING: AUGUST 6, 2005
	Case No: 04-39166

($000)	Totals	Totals
	Current Month	Since Filing
Net Sales	91	1,216
Adjusted Gross Profit	91	1,216
% Net Sales	100.0%	100.0%
Total Selling Expenses	-	-
% Net Sales	0.0%	0.0%
Other Product Line Expenses	-	190
% Net Sales	0.0%	15.6%
Corporate Expenses, Net	-	-
Total Operating Expenses	-	190
% Net Sales	0.0%	15.6%
Operating Income	91	1,026
% Net Sales	100.0%	84.4%
Other (Income)/Expense	-	-
EBIT Excl. Restructuring	91	1,026
% Net Sales	100.0%	84.4%
Restructuring & Other Expense	-	9,890	A
Interest Expense	-	-
Pre-Tax Income From Contin. Ops	91	(8,864)
Loss/(Gain) on Discontinued OPS	-	678
Pre-Tax	91	(9,542)
Provision for Taxes	35	(421)
Net Earnings	56	(9,121)

A- REFLECTS WRITE DOWN OF INTANGIBLE ASSETS
FOR YEAR-END 2004 OF $9.8 MILLION

FORM 2

HUFFY CANADA	Jul-05	Jun-05	19-Oct-04
Balance Sheet	Current	Prior	At
PERIOD ENDING: AUGUST 6, 2005	Month	Month	Filing

Total Cash	$0	$0	$0

Net Receivables	$0	$0	$0

Net Inventory	$0	$0	$0

Total Prepaids	$0	$0	$0

Net PP & E	$0	$0	$0

Goodwill-net of Amortization	$0	$0	$0

Other Assets	$8,475	$8,475	$20,227	A

Total Assets	$8,475	$8,475	$20,227

Liabilities & Equity

Post Petition Liabilities
Accounts Payable	$0	$0	$0
Accrued Liabilities	$205	$170	$0
Wages & Salaries/Commissions	$0	$0	$0
Total Post Petition Liabilities	$205	$170	$0

Bank Debt	$0	$0	$0

Prepetition Liabilities
Accounts Payable	$0	$0	$0
Other Current Liabilities	$3	$3	$0
Accrued Liabilities	$0	$0	$0
Mortgage/Notes & Capital Leases	$0	$0	$0
Salaried Pension	$0	$0	$0
Long Term Liabilities	$0	$0	$0
Intercompany Accounts with Huffy	$17,388	$17,479	$20,227

Total PrePetition Liabilities	$17,391	$17,482	$20,227

Total Liabilities	$17,596	$17,652	$20,227

Shareholder's Equity
Owners Capital	$0	$0	$0
Pre Petition Retained Earnings	$0	$0	$0
Post Petition Retained Earnings	($9,121)	($9,177)	$0
Total Shareholder's Equity	($9,121)	($9,177)	$0

Total Liabilities & Equity	$8,475	$8,475	$20,227

Variance	$0	$0	$0
A- REFLECTS WRITE DOWN OF INTANGIBLE ASSETS
FOR YEAR-END 2004 OF $9.9 MILLION FORM 3

		HUFFY CANADA
		SUMMARY OF OPERATIONS
		Period Ended: AUGUST 6, 2005
				Case No: 04-39166
	Schedule of Postpetition Taxes Payable

	Beginning	Accrued/	Payments/	Ending
( $ in 000)	Balance	Withheld	Deposits	Balance

Income Taxes Withheld:
Federal:	$0	$0	$0	$0
State:				$0
Local:				$0

FICA Withheld:				$0

Employers FICA:	$0	$0	$0	$0

Unemployment Tax:
Federal:	$0	$0		$0
State:	$0	$0		$0

Sales, Use & Excise
Taxes:	$0	$0		$0

Property Taxes:	$0	$0		$0

Real Estate Taxes	$0	$0		$0

TOTALS:	$0	$0	$0	$0

	AGING OF ACCOUNTS RECEIVABLE
	AND POSTPETITION ACCOUNTS PAYABLE

Age in Days	0-30	30-60	Over 60
Post Petition	-	-	-	-
Accounts Payable

Accounts Receivable	-	-	-	-

For all postpetiton accounts payable over 30 days old, please attach a sheet listing each such account to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization:

				FORM 4

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39166

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 6, 2005

IN RE:			: CASE NO: 04-39167
: Chapter 11
			:	Judge: Lawrence S. Walter
HESPELER HOCKEY HOLDING, INC.
Debtor

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:
	N/A	Operating Statement	(Form 2)
	N/A	Balance Sheet	(Form 3)
	N/A	Summary of Operations	(Form 4)
	N/A	Monthly Cash Statement	(Form 5)
	N/A	Cash Report	(Form 5A)
	N/A	Statement of Compensation	(Form 6)
	√	Schedule of In-Force Insurance	(Form 7)
and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;
2.	That the insurance, including workers' compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements For Chapter 11 Cases is in effect; and,
(If not, attach a written explanation)		YES √	NO
3.	That all postpetition taxes as described in Sections 1 and 14 of the Operating
Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach a written explanation)		YES √	NO
4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)		YES √	NO
5.	All United States Trustee Quarterly fees have been paid and are current.
6.	Have you filed your prepetition tax returns.
(If not, attach a written explanation)		YES √	NO

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

	Dated: 9/1/2005	/s/ Steven D. Lipton
(Debtor in Possession)

Senior Vice President and Controller
Title

(937) 865-2829
Phone
FORM 1

SCHEDULE OF IN-FORCE INSURANCE

Period Ending:  AUGUST 6, 2005

Case No. 04-39167

INSURANCE TYPE	CARRIER	EXPIRATION DATE
General Business Policy	Lexington Ins. Co.	9/1/05
Directors & Officers Liability	Federal Ins. Co. (Chubb)	1/1/06
Excess Directors & Officers Liability	Zurich Ins. Co.	1/1/06
Excess Directors & Officers Liability	National Union Fire Ins. Co.	1/1/06
Outside Directors Liability	Federal Ins. Co. (Chubb)	1/1/06
Fiduciary Liability & Crime	Federal Ins. Co. (Chubb)	1/1/06
Employed Lawyers	Executive Risk Indemnity (Chubb)	1/1/06
Cargo & War	Fireman’s Fund Ins. Co.	7/1/06
General Liability	Lexington Ins. Co.	9/1/05
Automobile Liability	Progressive Preferred Ins. Co.	7/1/06
Umbrella Liability	National Union fire Ins. Co. (AIG)	9/1/05
Property	American Guaranty & Liability	9/1/05
Excess California Earthquake	Clarendon/Empire/Glencoe	7/1/06
International Liability	ACE American Ins. Co.	9/1/05
Kidnap/Ransom	Federal Ins. Co. (Chubb)	8/15/05
Pollution Legal Liability	American International Specialty Lines	1/6/10
Illinois Workers’ Compensation	Virginia Surety Company	7/1/06
Ohio Workers’ Compensation	Ohio State Fund	Ongoing
California Workers’ Compensation	California State Fund	Ongoing

FORM 7